INTANGIBLE ASSETS, NET - SCHEDULE OF FUTURE AMORTIZATION EXPENSE (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 12,955
2017	12,930
2018	12,930
2019	9,862
2020	9,135
2021 and thereafter	41,284
Total	$ 99,096	$ 16,032